NOTICE OF GUARANTEED DELIVERY
                                       for
                            Tender of all Outstanding
                     8.20% Subordinated Debentures Due 2006
                                 in Exchange for
                 8.20% Exchange Subordinated Debentures Due 2006

                                   HUBCO, INC.

         Registered holders of outstanding 8.20% Subordinated Debentures due 2006 (the "Old Debentures") who wish to tender their Old Debentures in exchange for a like principal amount of 8.20% Exchange Subordinated Debentures due 2006 (the "New Debentures") and, whose Old Debentures are not immediately available or who cannot deliver their Old Debentures and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to Chemical Bank (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight) or mail to the Exchange Agent. See "The Exchange Offer - Procedures for Tendering" in the Prospectus.

The Exchange Agent for the Exchange Offer is:

MARINE MIDLAND BANK

               By Mail (registered or certified mail recommended):
                               Marine Midland Bank
                             140 Broadway - A Level
                           Corporate Trust Operations
                             New York, NY 10005-1180

                          By Hand or Overnight Courier:
                               Marine Midland Bank
                             140 Broadway - A Level
                           Corporate Trust Operations
                             New York, NY 10005-1180

                                  By Facsimile:
                                 (212) 658-2292

                              Confirm by Telephone:
                                 (212) 658-5931

         Delivery of this Notice of Guaranteed Delivery to an address other than set forth above or transmission of instructions via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

         This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution, such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

         The undersigned hereby tenders the principal amount of Old Debentures indicated below, upon the terms and subject to the conditions contained in the Prospectus dated ----------, 1996 of the HUBCO, Inc. (the "Prospectus"), receipt of which is hereby acknowledged.

                       DESCRIPTION OF SECURITIES TENDERED

Name and address of      Certificate  of  Number(s)    Principal Amount of  Old
registered holder as     of Old Debentures Tendered    Debentures Tendered
it appears on the
Old Debentures


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



                    THE FOLLOWING GUARANTEE MUST BE COMPLETED

                              GUARANTEE OF DELIVERY
                 (Debenture to be used for signature guarantee)


         The undersigned, a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office, branch, agency or correspondent in the United States, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Old Debentures, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within five New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.

---------------------------------      ------------------------------
Name of Firm                           (Authorized Signature)

---------------------------------      ------------------------------
Address                                Title

---------------------------------      ------------------------------
         (Zip Code)                    Name:  (Please type or print)

---------------------------------      ------------------------------
Area Code and Telephone Number         Date


        NOTE: DO NOT SEND NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY.
              NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.